UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): September 22, 2021

HOLLYFRONTIER CORPORATION

(Exact name of registrant as specified in its charter)

DE	001-03876	75-1056913
(State of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

2828 N. Harwood, Suite 1300, Dallas, Texas 75201
(Address of Principal Executive Offices)

(214) 871-3555

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to 12(b) of the Securities Exchange Act of 1934:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	HFC	NYSE

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01	Other Events.

As previously disclosed, on August 3, 2021, HollyFrontier Corporation (“HollyFrontier”) announced that it had entered into a Business Combination Agreement, dated as of August 2, 2021 (the “Business Combination Agreement”), by and among HollyFrontier, Hippo Parent Corporation (“New Parent”), Hippo Merger Sub, Inc. (“Parent Merger Sub”), The Sinclair Companies (“Sinclair HoldCo”) and Hippo Holding LLC, a wholly owned subsidiary of Sinclair HoldCo (“Sinclair NewCo”), to acquire certain refining, marketing and other businesses of Sinclair Oil Corporation. Pursuant to the Business Combination Agreement, HollyFrontier will acquire Sinclair NewCo by effecting (a) a holding company merger in accordance with Section 251(g) of the Delaware General Corporation Law whereby HollyFrontier will merge with and into Parent Merger Sub, with HollyFrontier surviving such merger as a direct wholly owned subsidiary of New Parent (the “HFC Merger”) and (b) immediately following the HFC Merger, a contribution whereby Sinclair HoldCo will contribute all of the equity interests of Sinclair NewCo to New Parent in exchange for shares of common stock of New Parent, par value $0.01 per share (“New Parent Common Stock”), resulting in Sinclair NewCo becoming a direct wholly owned subsidiary of New Parent (the “Sinclair Acquisition” and, collectively with the HFC Merger, the “HFC Transactions”). Immediately prior to the HFC Transactions, the transactions contemplated by that certain Contribution Agreement, dated as of August 2, 2021 (the “Contribution Agreement”), by and among Sinclair HoldCo, Sinclair Transportation Company (“STC”) and Holly Energy Partners, L.P. (“HEP”), pursuant to which HEP will acquire all of the outstanding shares of STC in exchange for 21 million newly issued common limited partner units of HEP and cash consideration equal to $325 million, will occur (the “HEP Transactions” and together with the HFC Transactions, the “Sinclair Transactions”).

On August 23, 2021, each of HollyFrontier and Sinclair HoldCo filed its respective premerger notification and report regarding the Sinclair Transactions with the U.S. Department of Justice and the U.S. Federal Trade Commission (the “FTC”) under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended (the “HSR Act”).

On September 22, 2021, HollyFrontier and Sinclair HoldCo each received a request for additional information and documentary material (“Second Request”) from the FTC in connection with the FTC’s review of the Sinclair Transactions.

Issuance of the Second Request extends the waiting period under the HSR Act until 30 days after both HollyFrontier and Sinclair HoldCo have substantially complied with the Second Request, unless the waiting period is terminated earlier by the FTC or the parties otherwise commit not to close the Sinclair Transactions for some additional period of time. HollyFrontier and Sinclair HoldCo will continue to cooperate with the FTC staff in its review.

HollyFrontier continues to expect that the Sinclair Transactions will be completed in mid-2022. The completion of the Sinclair Transactions remains subject to the expiration or termination of the waiting period under the HSR Act and the satisfaction or waiver of the other closing conditions specified in the Business Combination Agreement and the Contribution Agreement.

Additional Information and Where to Find It

The issuance of 60,230,036 shares of New Parent Common Stock in connection with the HFC Transactions (the “Sinclair Stock Consideration”) will be submitted to HollyFrontier’s stockholders for their consideration. In connection with the issuance of the Sinclair Stock Consideration, HollyFrontier filed a preliminary proxy statement with the Securities and Exchange Commission (“SEC”) on September 17, 2021. Additionally, HollyFrontier will file other relevant materials with the SEC in connection with the issuance of the Sinclair Stock Consideration, including a definitive proxy statement. This communication is not intended to be, and is not, a substitute for such filings or for any other document that HollyFrontier may file with the SEC in connection with the issuance of the Sinclair Stock Consideration. SECURITY HOLDERS ARE URGED TO READ THE DEFINITIVE PROXY STATEMENT AND ALL RELEVANT DOCUMENTS FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT HOLLYFRONTIER, THE ISSUANCE OF THE SINCLAIR STOCK CONSIDERATION AND THE HFC TRANSACTIONS. Security holders can obtain copies of the preliminary proxy statement and any other documents filed by HollyFrontier with the SEC, and will be able to obtain copies of the definitive proxy statement and other relevant materials (when they become available), free of charge at the SEC’s website at www.sec.gov. In addition, security holders will be able to obtain free copies of the definitive proxy statement from HollyFrontier by submitting a written request either to Vice President, Investor Relations, HollyFrontier Corporation, 2828 N. Harwood, Suite 1300, Dallas, TX 75201 or to investors@hollyfrontier.com, by calling HollyFrontier’s Investor Relations department at (214) 954-6510, or by going to HollyFrontier’s corporate website at www.hollyfrontier.com under the tab “Investor Relations” and under the heading “Financial Information” and subheading “SEC Filings.”

Participants in Solicitation

HollyFrontier and its directors and certain of its executive officers and employees may be deemed to be participants in the solicitation of proxies from HollyFrontier stockholders in connection with the issuance of the Sinclair Stock Consideration. Information about HollyFrontier’s directors and executive officers is available in HollyFrontier’s definitive proxy statement for its 2021 annual meeting of stockholders filed with the SEC on March 25, 2021. Other information regarding persons who may be deemed participants in the proxy solicitation, including their direct or indirect interests by security holdings or otherwise, is set forth in the preliminary proxy statement HollyFrontier filed with the SEC on September 17, 2021 and may be updated or supplemented in the definitive proxy statement and other relevant materials to be filed with the SEC in connection with the issuance of the Sinclair Stock Consideration when they become available. These documents can be obtained free of charge from the sources indicated above.

Cautionary Statement Regarding Forward-Looking Statements

This communication may contain or incorporate by reference statements or information that are, include or are based on forward-looking statements within the meaning of the safe-harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements give expectations, intentions, beliefs or forecasts of future events or otherwise for the future, and can be identified by the fact that they relate to future actions, performance or results rather than relating strictly to historical or current facts. Words such as “anticipate(s),” “project(s),” “expect(s),” “plan(s),” “goal(s),” “forecast(s),” “strategy,” “intend(s),” “should,” “would,” “could,” “believe,” “may,” and variations of such words and other words and expressions of similar meaning are intended to identify such forward-looking statements. However, the absence of such words or other words and expressions of similar meaning does not mean that a statement is not forward-looking.

These forward-looking statements include, but are not limited to, statements regarding the Sinclair Transactions. Forward-looking statements are inherently uncertain and necessarily involve risks that may affect the business prospects and performance of HollyFrontier and/or HEP, and they are not guarantees of future performance. These forward-looking statements are based on assumptions using currently available information and expectations as of the date thereof that HollyFrontier management believes are reasonable, but that involve certain risks and uncertainties and may prove inaccurate. Therefore, actual outcomes and results could materially differ from what is expressed, implied or forecasted in these statements. Any differences could be caused by a number of factors including, but not limited to (i) HollyFrontier’s and HEP’s failure to successfully close the Sinclair Transactions or, once closed, integrate the operations of Sinclair with their existing operations and fully realize the expected synergies of the Sinclair Transactions or on the expected timeline, (ii) the satisfaction or waiver of the conditions precedent to the proposed Sinclair Transactions, including, without limitation, the receipt of the HollyFrontier stockholder approval for the issuance of New Parent Common Stock at closing and regulatory approvals (including clearance by antitrust authorities necessary to complete the Sinclair Transactions) on the terms and timeline desired, (iii) risks relating to the value of the shares of New Parent Common Stock and the value of HEP’s common units to be issued at the closing of the Sinclair Transactions from sales in anticipation of closing and by the Sinclair holders following the closing, (iv) legal proceedings that may be instituted against HollyFrontier or HEP following the announcement of the proposed Sinclair Transactions, (v) HollyFrontier’s failure to successfully close its pending acquisition of the refinery and related assets, including the on-site cogeneration facility and related logistics assets, located in Anacortes, Washington (the “Puget Sound Refinery”) from Equilon Enterprises LLC d/b/a Shell Oil Products US or, once closed, integrate the operations of the Puget Sound Refinery with its existing operations and fully realize the expected synergies of the Puget Sound Refinery acquisition or on the expected timeline, (vi) disruption the Sinclair Transactions may cause to customers, vendors, business partners and HollyFrontier’s, HEP’s and Sinclair HoldCo’s ongoing business, (vii) the extraordinary market environment and effects of the COVID-19 pandemic, including a significant decline in demand for refined petroleum products in the markets we serve, risks and uncertainties with respect to the actions of actual or potential competitive suppliers and transporters of refined petroleum or lubricant and specialty products in HollyFrontier’s and HEP’s markets, the spread between market prices for refined products and market prices for crude oil, the possibility of constraints on the transportation of refined products or lubricant and specialty products, the possibility of inefficiencies, curtailments or shutdowns in refinery operations or pipelines, whether due to infection in the work force or in response to reductions in demand, effects of current and future governmental and environmental regulations and policies, including the effects of current and future restrictions on various commercial and economic activities in response to the COVID-19 pandemic, and (viii) other factors, including those listed in the most recent annual, quarterly and periodic reports of HollyFrontier and HEP filed with the SEC, whether or not related to either proposed transaction. All forward-looking statements included in this report are expressly qualified in their entirety by the foregoing cautionary statements. The forward-looking statements speak only as of the date made and, other than as required by law, HollyFrontier assumes no, and expressly disclaims any, duty or obligation to update or correct any forward-looking statement as a result of events, changes, effects, states of facts, conditions, circumstances, occurrences or developments subsequent to the date of this communication or otherwise. Readers are advised, however, to consult any further disclosures HollyFrontier makes in its filings with the SEC.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HOLLYFRONTIER CORPORATION

By:	/s/ Richard L. Voliva III

Name:	Richard L. Voliva III
Title:	Executive Vice President and Chief Financial Officer

Date:    September 22, 2021